Colonial Global Equity Fund    Annual report
October 31, 1998

                                          Not FDIC       May Lose Value
                                          Insured        No Bank Guarantee

                   Colonial Global Equity Fund Highlights
                    November 1, 1997 -- October 31, 1998

Investment Objective: Colonial Global Equity Fund seeks long-term growth by investing primarily in global equities.

The Fund is Designed to Offer:
   [V]    Opportunities for long-term growth of capital
   [V]    International investment exposure
   [V]    Global diversification to help reduce risk
   [V]    Experienced professional management

Portfolio Manager Commentary:

"Negative economic factors and increased volatility in financial markets over the past 12 months created a challenging environment for investors. The Fund's broad global diversification, along with our decision to target select markets for growth opportunities, resulted in solid returns for shareholders during the period."
                                            -- Gita Rao, Portfolio Manager

                 Colonial Global Equity Fund Performance(1)

                                           Class A     Class B     Class C
Inception date                             6/8/92      6/8/92      8/1/97
--------------------------------------------------------------------------
12-month distributions declared per share  $1.673      $1.562      $1.601
--------------------------------------------------------------------------
12-month total returns, assuming            11.62%      10.64%      10.77%
 reinvestment of all distributions
 and no sales charge or contingent
 deferred sales charge (CDSC)
--------------------------------------------------------------------------
Net asset value per share on 10/31/98      $14.16      $13.98      $14.10
--------------------------------------------------------------------------

Top Five Holdings(2)                     Top Five Countries(2)
(as of 10/31/98)                         (as of 10/31/98)
--------------------------------------------------------------------------
1.  Nokia Oyj                 1.2%       1.  United States           30.9%
2.  Wal-Mart Stores, Inc.     1.2%       2.  United Kingdom           9.2%
3.  Clorox Co.                1.2%       3.  Japan                    8.2%
4.  Schering -Plough Corp.    1.2%       4.  Germany                  7.0%
5.  EMC Corp.                 1.1%       5.  France                   6.8%

<F1>  Performance results reflect any voluntary waivers or reimbursement of
      Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.
<F2>  Holdings and country breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                             President's Message
                             To Fund Shareholders

In June 1998, Harold Cogger retired as president of Colonial Global Equity Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present you with your Fund's annual report for the 12-month period ending October 31, 1998.

While various markets experienced short-term price gains over the past 12 months, global investors found it hard to escape the higher levels of volatility that prevailed during much of the period. The economic and financial turmoil that started in the countries of Southeast Asia in the fall of 1997 resulted in a general global economic slowdown. During the period, investors poured money into stocks of large, well-established companies from the mature and fundamentally sound U.S. and Western European markets. Overall, markets in continental Europe and the U.S. performed well for most of the period, despite significant volatility.

The dramatic price swings we've seen in both U.S. and foreign investment markets throughout the world serve to remind us of the benefits of maintaining a globally diversified portfolio. We believe that Colonial Global Equity Fund's commitment to broad geographic and sector diversification can be a viable strategy for managing volatility while remaining positioned to participate in future growth opportunities.

The following report will provide you with more specific information about your Fund's performance and the markets and companies in which it has invested. Thank you for choosing Colonial Global Equity Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
December 11, 1998

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                         Portfolio Management Report

Gita Rao is portfolio manager of Colonial Global Equity Fund and is vice president of Colonial Management Associates, Inc. Nicolas Ghajar is associate portfolio manager of the Fund.

Strong Fund performance despite volatile global markets

Over the past 12 months, investors have experienced market turbulence worldwide. Early in the period, turmoil in Southeast Asia and the subsequent concern over a global economic slowdown hurt most markets. Amid this market volatility, U.S. and European markets continued in a positive direction under conditions of slow, steady economic growth and favorable anticipation of the European Monetary Union (EMU). As U.S. and European markets reached record highs in July 1998, a monetary and political crisis in Russia and continued concerns about Asia set the stage for a correction in U.S. and European markets. By the end of the period, however, both U.S. and European markets staged a strong recovery. In the U.S., investors responded to two interest rate cuts in the fall, while in Europe, markets were bolstered by a proposal by the Group of Seven (G7) industrial nations and the International Monetary Fund (IMF) to establish a line of credit designed to help stimulate world economies.

Within this challenging global investment environment, Colonial Global Equity Fund posted a total return of 11.62% for Class A shares, based on net asset value, for the 12 months ended October 31, 1998. The Fund's strong performance put it in the top 21% of its Lipper peer group.(1)

Strategic country allocation drove performance

The Fund boosted its holdings in continental Europe, a region that saw strong equity returns in a number of countries. During the period, stock prices increased 25% in Germany, 29% in France, 35% in Italy, 36% in Spain, and 22% in Switzerland. We cut back our holdings in Japan, where stock prices fell 17%.(2)

In the U.S., with stocks appearing overvalued, we gradually pared back our holdings prior to the August 1998 market correction. This enabled us to reduce our exposure to overpriced stocks, while still capturing solid returns in a market that was up 22%, as measured by the S&P 500 Index, over the past 12 months.(3)

Opportunities found in financial and technology sectors

Despite the market's volatility, we found opportunities in several sectors -
- notably, finance and technology. In the financial sector, commercial bank stocks were hurt because of non-performing loans in Asia, Latin America and Russia. However, the Fund's diversification among investment management, commercial banks, brokerage, property and casualty, and life insurance companies helped reduce downside risk.

Within the technology sector, a downturn in the semiconductor industry caused by events in Southeast Asia had a negative impact on technology stocks. We focused the majority of our efforts on high-quality, large-cap companies in an effort to offset the sector's overall negative performance. This strategy paid off when investors, in a search for stability, flocked to stocks of the larger, more fundamentally sound companies.

Technology holdings showed promise

In the technology sector, two companies exemplified the dynamic growth opportunities we seek for this portfolio. The first, EMC Corp. (1.1% of total net assets), is a recent addition. We bought shares in August and again in September, and the stock has already appreciated 23% (through October 31, 1998) from our average acquisition price. EMC, based in Hopkinton, Massachusetts, is the world's leading provider of large-scale computer storage systems. The company designs and manufactures hardware and software, and has an extensive service division for its cutting-edge product line.

The second company, Cap Gemini (1.0% of total net assets), is a high-tech company based in France that we purchased in March 1998. Cap Gemini provides consulting services for complex computer problems primarily in the European market. The company is currently working on the Y2K problem and the conversion to the new Euro currency. But more importantly, it has excellent long-term growth prospects, as exemplified by a 10-year contract that it just won to provide systems consulting for British Gas. Since we acquired the stock last spring, it has appreciated 13%.

Increased investment flexibility

At a recent meeting, the Fund's Board of Trustees approved a proposal to increase the percentage of your Fund's net assets that can be invested in emerging markets to 35% effective December 31, 1998. Emerging markets have been quite volatile in recent months. However, we believe that, over the long term, they offer excellent growth potential. While we do not expect to invest more than 25% of the Fund's net assets in emerging-market securities at this time, the higher limit will increase our flexibility to seek future investment opportunities around the world.

Positioning the portfolio for future growth opportunities

Going forward, we expect continued volatility in investment markets throughout the world, which could reveal attractive value opportunities. Accordingly, we will maintain our emphasis on broad country and sector diversification, while emphasizing investments in select markets that appear poised for future growth.

While some signs of recovery in Southeast Asia are starting to appear, we will continue to remain cautious, investing minimally in that region. In Europe, we will keep an eye on important developments such as the introduction of the Euro -- Europe's new common currency -- on January 1, 1999. With products being priced in the same units throughout Europe, some companies may come under earnings pressure.

Our investment discipline suggests that the best way to achieve results is to hold well-diversified, long-term positions while accepting the relatively high level of market volatility that can always exist. This strategy has historically proven effective in helping mitigate the risks of investing in domestic and foreign markets, while also providing potential opportunities for future growth.

[FN]
<F1>  Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Global Funds category. The Fund's Class A share ranking is in the first quartile for the one-year period (ranked 44th out of 211 funds); in the second quartile for the three-year period (ranked 35th out of 138 funds); and in the second quartile for the five-year period (ranked 17th out of 66 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.
<F2>  Based on returns for the 12 months ended October 31, 1998 for the following indexes: DAX Index (Germany); CAC 40 Index (France); Milan Mib 30 Index (Italy); Ibex 35 Index (Spain); Swiss Market Index (Switzerland); and the Nikkei 225 Index (Japan). These are broad-based, unmanaged indexes which track stocks traded in their respective countries.
<F3>  The S&P 500 Index is a broad-based, unmanaged index which tracks large-capitalization stocks traded in the U.S. Indexes do not incur fees or expenses. It is not possible to invest directly in an index.

          Colonial Global Equity Fund's Investment Performance vs.
        The Morgan Stanley Capital International World (GDP) ND Index
             Change in Value of $10,000 from 6/30/92 -- 10/31/98
                   Based on NAV and POP for Class A Shares

                   MSCI       NAV        POP
                   ----       ---        ---

Jun 30, 92        10,000     10,000     10,000
Ju1 31, 92         9,905     10,081      9,501
Aug 31, 92        10,130      9,869      9,301
Sep 30, 92         9,895      9,747      9,187
Oct 31, 92         9,661      9,434      8,892
Nov 30, 92         9,783      9,505      8,959
Dec 31, 92         9,825      9,690      9,133
Jan 31, 93         9,917      9,946      9,374
Feb 28, 93        10,194     10,069      9,490
Mar 31, 93        10,711     10,540      9,934
Apr 30, 93        11,277     10,755     10,136
May 31, 93        11,485     11,010     10,377
Jun 30, 93        11,358     10,734     10,116
Ju1 31, 93        11,566     10,961     10,331
Aug 31, 93        12,248     11,746     11,071
Sep 30, 93        12,022     11,756     11,080
Oct 31, 93        12,334     12,149     11,450
Nov 30, 93        11,652     11,973     11,285
Dec 31, 93        12,237     13,101     12,348
Jan 31, 94        13,009     13,685     12,898
Feb 28, 94        12,828     13,258     12,495
Mar 31, 94        12,516     12,705     11,974
Apr 30, 94        12,980     12,861     12,122
May 31, 94        12,849     12,747     12,014
Jun 30, 94        12,706     12,567     11,845
Ju1 31, 94        13,054     13,009     12,261
Aug 31, 94        13,390     13,419     12,647
Sep 30, 94        13,007     13,124     12,370
Oct 31, 94        13,347     13,335     12,568
Nov 30, 94        12,794     12,767     12,033
Dec 31, 94        12,925     12,889     12,148
Jan 31, 95        12,827     12,510     11,790
Feb 28, 95        13,023     12,924     12,181
Mar 31, 95        13,519     13,211     12,452
Apr 30, 95        14,043     13,614     12,831
May 31, 95        14,178     13,878     13,080
Jun 30, 95        14,222     14,095     13,285
Ju1 31, 95        14,987     15,046     14,181
Aug 31, 95        14,574     14,768     13,918
Sep 30, 95        14,895     14,768     13,918
Oct 31, 95        14,609     14,431     13,602
Nov 30, 95        15,034     14,663     13,820
Dec 31, 95        15,521     15,010     14,147
Jan 31, 96        15,850     15,502     14,611
Feb 29, 96        15,931     15,650     14,750
Mar 31, 96        16,126     15,883     14,970
Apr 30, 96        16,541     16,351     15,411
May 31, 96        16,537     16,486     15,538
Jun 30, 96        16,639     16,388     15,446
Ju1 31, 96        16,077     15,820     14,910
Aug 31, 96        16,203     16,116     15,189
Sep 30, 96        16,801     16,536     15,586
Oct 31, 96        16,859     16,611     15,655
Nov 30, 96        17,779     17,525     16,517
Dec 31, 96        17,564     17,866     16,838
Jan 31, 97        17,779     18,045     17,007
Feb 28, 97        17,894     18,155     17,111
Mar 31, 97        17,792     17,935     16,903
Apr 30, 97        18,171     18,279     17,228
May 31, 97        19,162     19,258     18,151
Jun 30, 97        20,182     20,237     19,074
Ju1 31, 97        21,032     21,289     20,065
Aug 31, 97        19,622     19,712     18,578
Sep 30, 97        20,795     21,026     19,817
Oct 31, 97        19,608     19,753     18,618
Nov 30, 97        19,878     20,182     19,022
Dec 31, 97        20,172     20,465     19,288
Jan 31, 98        20,892     20,884     19,683
Feb 28, 98        22,201     22,311     21,028
Mar 31, 98        23,399     23,676     22,315
Apr 30, 98        23,715     23,924     22,549
May 31, 98        23,743     23,692     22,329
Jun 30, 98        24,210     23,870     22,497
Ju1 31, 98        24,265     24,057     22,674
Aug 31, 98        20,948     20,569     19,386
Sep 30, 98        21,100     20,351     19,181
Oct 31, 98        23,166     22,048     20,780

                Value of a $10,000 investment made on 6/30/92
                               As of 10/31/98

--------------------------------------------------------------------------
         Class A Shares        Class B Shares        Class C Shares
         NAV        POP        NAV     w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------
       $22,048    $20,780    $20,938   $20,938     $20,963   $20,963

                        Average Annual Total Returns
                               As of 10/31/98

                Class A Shares        Class B Shares        Class C Shares
Inception           6/8/92                6/8/92                8/1/97
                NAV        POP        NAV     w/CDSC        NAV     w/CDSC
--------------------------------------------------------------------------
1 year         11.62%      5.20%     10.64%     5.69%      10.77%     9.78%
5 years        12.66      11.33      11.74     11.48       11.76     11.76
Life           12.97      11.93      12.04     12.04       12.06     12.06

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year, and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class C share performance includes returns of the fund's Class B shares (the oldest existing fund class) for periods prior to 8/1/97. These class B share returns are not restated to reflect any expense differential (e.g., rule 12b-1 fees) between Class B shares and Class C shares.

The Morgan Stanley Capital International World (GDP) ND Index is an unmanaged index that tracks the performance of global stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest directly in an index.


                            INVESTMENT PORTFOLIO
                       OCTOBER 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 96.0%                      COUNTRY     SHARES      VALUE
--------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.5%
  Agriculture - Crops
  Tabacalera SA                               Sp         26       $    634
                                                                  --------
--------------------------------------------------------------------------

CONSTRUCTION - 0.3%
  Building Construction
  Sulzer AG                                   Sz          1            433
                                                                  --------
--------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 21.6%
  Depository Institutions - 11.6%
  Allied Irish Banks PLC                      Ir         45            652
  Argentaria Corp.                            Sp         27            592
  Banamex 'B' (a)                             Mx        223            235
  Banco Popolare di Milano (BPM)              It         41            318
  Banco Pinto & Sotto Mayor SA                Pt         46            884
  Banco Popular Espanol SA                    Sp          7            420
  Bank of Montreal                            Ca         11            445
  Barclays PLC                                UK         23            492
  Bayerische Vereinsbank                      G           7            555
  Cie Financiere de Paribas                   Fr          6            449
  Commerzbank AG                              G          15            447
  First American Corp.                                   29          1,184
  ForeningsSparbanken AB                      Sw         31            847
  HSBC Holdings PLC                           UK         34            775
  HSBC Holdings PLC                           HK         20            451
  Mandamus AB (a)                             Sw          2              9
  Merita Ltd., Class A                        Fi        103            552
  Royal Bank of Scotland Group PLC            UK         36            478
  Standard Chartered PLC                      UK         39            420
  Svenska Handelsbanken Class A               Sw         15            637
  The Bank of Tokyo Mitsubishi                Ja         95            884
  Union Bank of Switzerland (a)               Sz          2            550
  Unicredito Italiano                         It        145            780
  Washington Mutual, Inc.                                32          1,205
  Westpac Banking Corp.                       Au         76            463
                                                                  --------
                                                                    14,724
                                                                  --------

  Holding Companies - 0.3%
  Cheung Kong (Holdings) Ltd.                 HK         64            438
                                                                  --------

  Insurance Carriers - 6.3%
  AXA                                         Fr          9            976
  Allianz AG                                  G           2            618
  CIGNA Corp.                                            16          1,138
  International Nederlanden Groep             Ne         18            872
  Mercury General Corp.                                  13            553
  Old Republic International Corp.                       33            636
  Royal & Sun Alliance Insurance Group PLC    UK         44            403
  Storebrand ASA                              No         72            566
  Torchmark Corp.                                        21            923
  Toro Assicurazioni                          It         34            508
  Zurich Allied AG (a)                        Sz          1            819
                                                                  --------
                                                                     8,012
                                                                  --------

  Investment Companies - 1.1%
  Irish Investment Fund, Inc.                 Ir         46            829
  Templeton Dragon Fund, Inc. (b)                        63            531
                                                                  --------
                                                                     1,360
                                                                  --------

  Nondepository Credit Institutions - 2.1%
  Associates First Capital Corp.                         12            818
  Nichiei Co., Ltd.                           Ja          9            689
  Promise Co., Ltd.                           Ja         24          1,089
                                                                  --------
                                                                     2,596
                                                                  --------

  Real Estate - 0.2%
  New World Development Co., Ltd.             HK        116            270
                                                                  --------
--------------------------------------------------------------------------

MANUFACTURING - 42.5%
  Chemicals & Allied Products - 8.9%
  Akzo Nobel NV                               Ne         16            638
  BASF AG                                     G                        681
  Clorox Co.                                             14          1,475
  E.I. DuPont De Nemours & Co.                           14            776
  Kao Corp.                                   Ja         60          1,219
  Merck & Co., Inc.                                       8          1,123
  Novartis                                    Sz          1          1,040
  Rhone Poulenc, Class A                      Fr         17            779
  Roche Holding AG                            Sz        (c)            526
  Schering-Plough Corp.                                  14          1,471
  Yamanouchi Pharmaceutical Co.               Ja         23            661
  Zeneca Group PLC                            UK         22            845
                                                                  --------
                                                                    11,234
                                                                  --------

  Communications Equipment - 3.7%
  LM Ericsson ADR                             Sw         42            955
  Lucent Technologies, Inc..                             15          1,235
  Philips Electronics NV                      Ne         12            628
  Racal Electronics PLC                       UK        240          1,089
  Sony Corp.                                  Ja         13            828
                                                                  --------
                                                                     4,735
                                                                  --------

  Electrical Industrial Equipment - 0.6%
  General Electric Co.                                    9            770
                                                                  --------

  Electronic Components - 1.0%
  Alcatel Alsthom (Cie Gen El)                Fr          4            401
  TDK Corp.                                   Ja         14            926
                                                                  --------
                                                                     1,327
                                                                  --------

  Fabricated Metal - 0.5%
  Compagnie Generale d'Industrie
   et de Participations                       Fr         13            639
                                                                  --------

  Food & Kindred Products - 6.1%
  Associated British Foods PLC                UK         72            675
  Bass PLC                                    UK         76            934
  Bass PLC Class B                            UK         80            121
  Diageo PLC                                  UK         52            562
  Groupe Danone                               Fr          3            842
  Kellogg Co.                                            28            921
  MASECA                                      Mx        494            401
  Montedison SPA                              It        452            446
  Nestle AG                                   Sz        (c)            714
  Parmalat Finanziara Spa                     It        290            456
  PepsiCo, Inc.                                          23            780
  Unilever NV                                 Ne         12            899
                                                                  --------
                                                                     7,751
                                                                  --------

  Household Appliances - 0.4%
  Electrolux AB, Series B                     Sw         34            513
                                                                  --------

  Machinery & Computer Equipment - 5.0%
  Canon, Inc.                                 Ja         39            740
  Cummins Engine Co., Inc.                               10            351
  EMC Corp. (a)                                          22          1,442
  Fujitsu Ltd.                                Ja         56            598
  Hewlett-Packard Co.                                     9            542
  Mannesmann AG                               G          12          1,188
  Oerlikon-Buehrle Holding AG                 Sz          4            576
  Siebe PLC                                   UK        228            936
                                                                  --------
                                                                     6,373
                                                                  --------

  Measuring & Analyzing Instruments - 1.0%
  Fuji Photo Film Co., Ltd.                   Ja         25            919
  Gambro AB Class A                           Sw         31            351
                                                                  --------
                                                                     1,270
                                                                  --------

  Miscellaneous Manufacturing - 0.5%
  Polygram NV                                 Ne         10            590
                                                                  --------

  Paper Products - 1.1%
  Aracruz Celulose SA ADR                     Bz         26            218
  Carter Holt Harvey                          NZ        190            155
  Royal Koninklijke PTT Nederland NV          Ne         15            572
  TNT Post Group NV                           Ne         15            394
                                                                  --------
                                                                     1,339
                                                                  --------

  Petroleum Refining - 3.1%
  Amerada Hess Corp.                                     19          1,022
  Ashland Oil, Inc.                                      15            736
  ENI                                         It         95            565
  OMV Handels AG                              Aus         8            751
  Royal Dutch Petroleum Co.                   Ne         10            488
  Texaco, Inc.                                            7            421
                                                                  --------
                                                                     3,983
                                                                  --------

  Primary Metal - 0.7%
  Pirelli SPA                                 It        188            536
  USX-US Steel Group, Inc.                               14            326
                                                                  --------
                                                                       862
                                                                  --------

  Printing & Publishing - 1.3%
  Belo (A.H.) Corp., Series A                            55            991
  Mondadori (Arnoldo) Editore SPA             It         63            695
                                                                  --------
                                                                     1,686
                                                                  --------

  Rubber & Plastic - 1.5%
  Continental AG                              G          30            797
  Cooper Tire & Rubber Co.                               21            346
  Premark International, Inc.                            26            817
                                                                  --------
                                                                     1,960
                                                                  --------

  Stone, Clay, Glass & Concrete - 3.0%
  Cemex SA                                    Mx        197            469
  Cimentos de Portugal SA                     Pt         35          1,211
  Hanson PLC                                  UK        127            891
  Holderbank Financiere Glaris AG             Sz          1            586
  Lafarge SA                                  Fr          7            700
                                                                  --------
                                                                     3,857
                                                                  --------

  Tobacco Products - 0.6%
  Allied Zurich PLC (a)                       UK         35            401
  B.A.T. Industries PLC                       UK         35            309
                                                                  --------
                                                                       710
                                                                  --------

  Transportation Equipment - 3.5%
  Dana Corp.                                             17            694
  General Dynamics Corp.                                 13            746
  Honda Motor Co., Ltd.                       Ja         35          1,055
  MAN AG                                      G           2            734
  Textron, Inc.                                           9            647
  Volkswagen AG                               G           8            621
                                                                  --------
                                                                     4,497
                                                                  --------
--------------------------------------------------------------------------

MINING & ENERGY - 1.4%
  Oil & Gas Extraction - 0.9%
  Santos Ltd.                                 Aus        85            250
  YPF SA                                      Ar         30            861
                                                                  --------
                                                                     1,111
                                                                  --------

  Oil & Gas Field Services - 0.5%
  Petroleum Geo-Services (a)                  No         29            610
                                                                  --------
--------------------------------------------------------------------------

RETAIL TRADE - 8.9%
  Apparel & Accessory Stores - 0.8%
  Hennes & Mauritz AB                         Sw         15          1,081
                                                                  --------

  Food Stores - 3.9%
  Jeronimo Martins SGPS SA                    Pt         13            546
  Laurus NV                                   Ne         19            474
  Safeway, Inc. (a)                                      23          1,119
  Tesco PLC                                   UK        312            881
  Valora Holding AG                           Sz          3            681
  Vedior NV                                   Ne         20            503
  Vendex International NV                     Ne         27            685
                                                                  --------
                                                                     4,889
                                                                  --------

  General Merchandise Stores - 1.7%
  Karstadt AG                                 G           1            639
  Wal-Mart Stores, Inc.                                  22          1,483
                                                                  --------
                                                                     2,122
                                                                  --------

  Miscellaneous Retail - 1.9%
  Imasco Ltd.                                 Ca         16            306
  Pinault-Printemps SA                        Fr          6          1,065
  Rite Aid Corp.                                         27          1,076
                                                                  --------
                                                                     2,447
                                                                  --------

  Restaurants - 0.6%
  TelePizza SA (a)                            Sp         94            768
                                                                  --------
--------------------------------------------------------------------------

SERVICES - 8.8%
  Amusement & Recreation - 0.6%
  Ladbroke Group PLC                          UK        215            788
                                                                  --------

  Computer Related Services - 1.0%
  Cap Gemini SA                               Fr          8          1,210
                                                                  --------

  Computer Software - 4.4%
  Cerner Corp. (a)                                       29            644
  Computer 2000 AG (a)                        G           2            779
  Compuware Corp. (a)                                    20          1,089
  Microsoft Corp. (a)                                     9            911
  PeopleSoft, Inc. (a)                                   12            252
  SAP AG                                      G           2            903
  Sungard Data Systems, Inc. (a)                         29            972
                                                                  --------
                                                                     5,550
                                                                  --------

  Health Services - 1.2%
  Health Care & Retirement Corp. (a)                     29            946
  Quorum Health Group, Inc. (a)                          42            614
                                                                  --------
                                                                     1,560
                                                                  --------

  Hotels, Camps & Lodging - 0.6%
  Accor SA                                    Fr          4            789
                                                                  --------

  Personal Services - 1.0%
  Service Corporation International                      35          1,236
                                                                  --------
--------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
 SANITARY  SERVICES - 11.7%
  Electric, Gas & Sanitary Services - 0.5%
  Sempra Energy                                          22            572
                                                                  --------

  Electric Services - 2.2%
  ABB AB Class A                              Sw         10            111
  Empresa Nacional de Electricidad            Sp         38            958
  Oestereichisch Elektrizitatswirtschafts
   AG, Class A                                Aus         5            815
  Texas Utilities Co.                                    21            932
                                                                  --------
                                                                     2,816
                                                                  --------

  Gas Services - 0.5%
  NICOR, Inc.                                            14            610
                                                                  --------

  Telecommunication - 8.5%
  Bell Atlantic Corp.                                    23          1,243
  British Telecommunications PLC              UK         56            724
  Deutsche Telekom                            G          20            551
  France Telecom SA                           Fr         11            781
  Hong Kong Telecommunications Ltd.           HK        244            493
  MCI Worldcom, Inc. (a)                                 15            845
  Nippon Telegraph & Telephone Corp.          Ja        (c)            864
  Nokia Oyj Class A                           Fi         16          1,493
  Portugal Telecom SA                         Pt         13            598
  Telecel-Comunicacaoes Pessoais SA           Pt          3            516
  Telecom Italia SPA                          It         65            472
  Telecomunicacoes Brasileiras SA ADR (a)     Bz          6            456
  Telefonica de Espana                        Sp         15            685
  Telefonos de Mexico SA                      Mx        290            761
  Telus Corp.                                 Ca         15            315
                                                                  --------
                                                                    10,797
                                                                  --------
--------------------------------------------------------------------------

WHOLESALE TRADE - 0.3%
  Nondurable Goods
  VEBA AG                                     G           7            383
                                                                  --------
TOTAL COMMON STOCKS (cost of $110,098)(d)                          121,902
                                                                  --------

SHORT-TERM OBLIGATIONS - 3.1%                             PAR
--------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago
  Corp., dated 10/30/98, due 11/02/98 at 5.380%,
  collateralized by U.S. Treasury notes with
  various maturities to 2021, market value
  $3,992 (repurchase proceeds $3,945)                    $3,943      3,943
                                                                  --------

OTHER ASSETS & LIABILITIES, NET - 0.9%                               1,098
--------------------------------------------------------------------------

NET ASSETS - 100.0%                                               $126,943
                                                                  --------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------

<Fa>  Non-income producing.
<Fb>  This security is subject to the risks of the various countries in which the issuer is investing.  (See notes to Financial Statements:
      Note 3. - Other.)
<Fc>  Rounds to less than one.
<Fd>  Cost for federal income tax purposes is the same.

Summary of Securities by Country          Country      Value      % of Total
----------------------------------------------------------------------------

United States                                        $ 39,164        32.0
United Kingdom                              UK         11,724         9.6
Japan                                       Ja         10,472         8.6
Germany                                     G           8,896         7.3
France                                      Fr          8,631         7.1
Netherlands                                 Ne          6,743         5.5
Switzerland                                 Sz          5,925         4.9
Italy                                       It          4,776         3.9
Sweden                                      Sw          4,504         3.7
Spain                                       Sp          4,057         3.3
Portugal                                    Pt          3,755         3.1
Finland                                     Fi          2,045         1.7
Mexico                                      Mx          1,866         1.5
Austria                                     Aus         1,816         1.5
Hong Kong                                   HK          1,652         1.4
Ireland                                     Ir          1,481         1.2
Norway                                      No          1,176         1.0
Canada                                      Ca          1,066         0.9
Argentina                                   Ar            861         0.7
Brazil                                      Bz            674         0.6
Australia                                   Au            463         0.4
New Zealand                                 NZ            155         0.1
                                                     --------       -----
                                                     $121,902       100.0
                                                     --------       -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                   Acronym                  Name
                   -------                  ----

                     ADR         American Depositary Receipt

See Notes to financial statements.


                      STATEMENT OF ASSETS & LIABILITIES
                              OCTOBER 31, 1998

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $110,098)                            $121,902
Short-term obligations                                             3,943
                                                                --------
                                                                 125,845

Cash held in foreign banks (cost $248)                $264
Receivable for:
  Fund shares sold                                     886
  Dividends                                            172
  Foreign tax reclaims                                  60
  Interest                                               1
Other                                                    3         1,386
                                                      ------------------
      Total Assets                                               127,231

LIABILITIES
Payable for:
  Fund shares repurchased                              211
Accrued:
  Deferred Trustees fees                                 1
Other Payables                                          76
                                                      ----

    Total Liabilities                                                288
                                                                --------

NET ASSETS                                                      $126,943
                                                                ========

Net asset value & redemption price per share -
 Class A ($46,344/3,274)                                        $  14.16(a)
                                                                ========
Maximum offering price per share - Class A
 ($14.16/0.9425)                                                $  15.02(b)
                                                                ========
Net asset value & offering price per share -
 Class B ($78,668/5,626)                                        $  13.98(a)
                                                                ========
Net asset value & offering price per share -
 Class C ($1,931/137)                                           $  14.10(a)
                                                                ========

<Fa>  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
<Fb>  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.


                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1998

(in thousands)

INVESTMENT INCOME
Dividends                                                        $ 2,259
Interest                                                             437
                                                                 -------
      Total investment income (net of nonreclaimable
       foreign taxes withheld at source which
       amounted to $197)                                           2,696
EXPENSES
Management fee                                      $ 1,180
Service fee                                             312
Distribution fee - Class B                              590
Distribution fee - Class C                               10
Transfer agent                                          386
Bookkeeping fee                                          53
Trustees fee                                             13
Custodian fee                                            93
Audit fee                                                33
Legal fee                                                 4
Registration fee                                         40
Reports to shareholders                                  14
Other                                                    51
                                                    -------
                                                      2,779
Fees and expenses waived
 or borne by the Advisor                               (132)       2,647
                                                    --------------------
      Net Investment Income                                           49
                                                                  ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                        10,154
  Foreign currency transactions                         (82)
                                                    -------
      Net Realized Gain                                           10,072

Net change in unrealized appreciation
 during the period on:
  Investments                                           537
  Foreign currency transactions                          22          559
                                                    --------------------
      Net Gain                                                    10,631
                                                                 -------
Increase in Net Assets from Operations                           $10,680
                                                                 =======

See notes to financial statements.


                     STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                    Year ended October 31
                                                  ----------------------
INCREASE (DECREASE) IN NET ASSETS                   1998        1997 (a)

Operations:
Net investment income                             $     49      $    679
Net realized gain                                   10,072        11,621
Net unrealized appreciation                            559         3,189
                                                  ----------------------
    Net Increase from Operations                    10,680        15,489
Distributions:
From net investment income - Class A                  (241)         (131)
In excess of net investment income - Class A          (155)          ---
From net realized gains - Class A                   (3,875)       (2,143)
From net investment income - Class B                   (99)          ---
In excess of net investment income - Class B           (63)          ---
From net realized gains - Class B                   (7,785)       (6,988)
From net investment income - Class C                    (3)          ---
In excess of net investment income - Class C            (2)          ---
From net realized gains - Class C                      (97)          ---
                                                  ----------------------
                                                    (1,640)        6,227
                                                  ----------------------
Fund Share Transactions:
Receipts for shares sold - Class A                  42,663        18,684
Value of distributions reinvested - Class A          3,967         2,135
Cost of shares repurchased - Class A               (35,088)       (6,517)
                                                  ----------------------
                                                    11,542        14,302
                                                  ----------------------
Receipts for shares sold - Class B                  29,295        21,200
Value of distributions reinvested - Class B          7,331         6,378
Cost of shares repurchased - Class B               (29,964)      (24,577)
                                                  ----------------------
                                                     6,662         3,001
                                                  ----------------------
Receipts for shares sold - Class C                   2,404           777
Value of distributions reinvested - Class C             97           ---
Cost of shares repurchased - Class C                (1,230)           (5)
                                                  ----------------------
                                                     1,271           772
                                                  ----------------------
      Net Increase from
       Fund Share Transactions                      19,475        18,075
                                                  ----------------------
      Total Increase                                17,835        24,302

NET ASSETS
Beginning of period                                109,108        84,806
                                                  ----------------------
End of period (net of overdistributed
 and including undistributed net investment
 income of $346 and $343, respectively)           $126,943      $109,108
                                                  ======================

NUMBER OF FUND SHARES
Sold - Class A                                       3,003         1,339
Issued for distributions reinvested - Class A          296           168
Repurchased - Class A                               (2,489)         (463)
                                                  ----------------------
                                                       810         1,044
                                                  ----------------------
Sold - Class B                                       2,007         1,523
Issued for distributions reinvested - Class B          555           509
Repurchased - Class B                               (2,117)       (1,772)
                                                  ----------------------
                                                       445           260
                                                  ----------------------
Sold - Class C                                         163            52
Issued for distributions reinvested - Class C            7           ---
Repurchased - Class C                                  (85)             (b)
                                                  ----------------------
                                                        85            52
                                                  ----------------------

<Fa>  Class C shares were initially offered on August 1, 1997.
<Fb>  Rounds to less than one

See notes to financial statements.


                        NOTES TO FINANCIAL STATEMENTS
                              OCTOBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------

Organization: Colonial Global Equity Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in global equities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest Income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------

Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.95% annually of the Fund's average net assets.

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Finanical Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $16,462 on sales of the Fund's Class A shares and received contingent deferred sales charges
(CDSC) of $1,439, $152,309 and $1,440 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.40% annually of the Fund's average net assets.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------

Investment activity: For the year ended October 31, 1998, purchases and sales of investments, other than short term obligations, were $63,610,855 and $48,827,856, respectively.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

  Gross unrealized appreciation                      $ 22,723,188
  Gross unrealized depreciation                       (10,918,808)
                                                     ------------
          Net unrealized appreciation                $ 11,804,380
                                                     ============


Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR
offshore loan rate plus 1/2 of 1%.   There were no borrowings under the line
of credit during the year ended October 31, 1998.

NOTE 5. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------


At October 31, 1998, net assets consisted of:
Capital paid in                                                 $105,261
Overdistributed net investment income                               (346)
Accumulated net realized gain                                     10,212
Net unrealized appreciation on:
  Investments                                                     11,804
  Foreign currency transactions                                       12
                                                                --------
                                                                $126,943
                                                                ========

NOTE 6.  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------

On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21,1998, the record date for the Meeting, the Fund had outstanding 9,214,291 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                             Authority
                                           For               Withheld
                                           ---               ---------

To elect a Board of Trustees.
      Robert J. Birnbaum                4,554,303            190,775
      Tom Bleasdale                     4,554,303            190,775
      John Carberry                     4,554,303            190,775
      Lora S. Collins                   4,554,303            190,775
      James E. Grinnell                 4,554,303            190,775
      Richard W. Lowry                  4,554,303            190,775
      Salvatore Macera                  4,554,303            190,775
      William E. Mayer                  4,554,303            190,775
      James L. Moody, Jr.               4,554,303            190,775
      John J. Neuhauser                 4,554,303            190,775
      Thomas E. Stitzel                 4,554,303            190,775
      Robert L. Sullivan                4,554,303            190,775
      Anne- Lee Verville                4,554,303            190,775

To amend fundamental investment policies regarding borrowing and lending.

                 For              Against            Abstain
                 ---              -------            -------

              3,388,910           137,845            266,015

To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

                 For              Against            Abstain
                 ---              -------            -------

              3,358,695           162,235            271,398

To approve policies for a master fund/ feeder fund structure.

                 For              Against            Abstain
                 ---              -------            -------

              3,378,901           142,349            271,520


                            FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                            Year ended October 31
                                       -------------------------------
                                                    1998

                                       Class A     Class B     Class C
                                       -------------------------------

Net asset value -
 Beginning of period                   $14.280     $14.130     $14.260
                                       -------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)       0.075      (0.032)     (0.033)
Net realized and
 unrealized gain (loss)                  1.478       1.444       1.474
                                       -------------------------------
    Total from Investment
     Operations                          1.553       1.412       1.441
                                       -------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              (0.087)     (0.020)     (0.043)
In excess of
 investment income                      (0.056)     (0.012)     (0.028)
From net realized gains                 (1.530)     (1.530)     (1.530)
                                       -------------------------------
    Total Distributions Declared
     to Shareholders                    (1.673)     (1.562)     (1.601)
                                       -------------------------------
Net asset value -
 End of period                         $14.160     $13.980     $14.100
                                       ===============================
Total return (c)(d)                     11.62 %     10.64 %     10.77 %
                                       ===============================
RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                             1.65 %      2.40 %      2.40 %
Fees and expenses waived or
 borne by Advisor (e)                    0.11 %      0.11 %      0.11 %
Net investment income (loss) (e)         0.53 %     (0.22)%     (0.22)%
Portfolio turnover                      42    %     42    %     42    %
Net assets at end
 of period (000)                       $46,344     $78,668      $  1,931

<Fa>  Net of fees and expenses waived or borne by the Advisor which amounted to:
                      $0.015      $0.015      $0.015
<Fb>  Per share data was calculated using average shares outstanding during the period.
<Fc>  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
<Fd>  Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
<Fe>  The benefits derived from custody credits and directed brokerage arrangements had no impact.



                            FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:


                                            Year ended October 31
                                     -----------------------------------
                                                    1997
                                     Class A     Class B       Class C
                                     -------     -------       -------

Net asset value -
 Beginning of period                 $13.440     $13.350     $15.390 (c)
                                     -------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)     0.169       0.065      (0.025)
Net realized and
 unrealized gain (loss) (b)            2.179       2.158      (1.105)(d)
                                     -------------------------------
    Total from Investment
     Operations                        2.348       2.223      (1.130)
                                     -------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income            (0.065)        ---         ---
In excess of
 investment income                       ---         ---         ---
From net realized gains               (1.443)     (1.443)        ---
                                     -------------------------------
    Total Distributions Declared
     to Shareholders                  (1.508)     (1.443)        ---
                                     -------------------------------
Net asset value -
 End of period                       $14.280     $14.130     $14.260
                                     ===============================
Total return (e)                      18.92 %     18.02 %     (7.34%)(f)
                                     ===============================
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                           1.58 %      2.33 %      2.44% (i)
Fees and expenses waived or
 borne by Advisor                       ---         ---         ---
Net investment income (loss) (h)       1.22 %      0.47 %     (0.68)%(i)
Portfolio turnover                    90    %     90    %     90    %
Net assets at end
 of period (000)                     $35,181     $73,188     $  739

<Fa>  Net of fees and expenses waived or borne by the Advisor which amounted to:
                          ---         ---         ---
<Fb>  Per share data was calculated using average shares outstanding during the period.
<Fc>  Class C shares were initially offered on August 1, 1997.  Per share amounts reflect activity from that date.
<Fd>  The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
<Fe>  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
<Ff>  Not annualized.
<Fg>  Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.


                            FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                  Year ended October 31
                                     -----------------------------------------------
                                            1996                       1995
                                     Class A     Class B     Class A         Class B
                                     -------     -------     -------         -------

Net asset value -
 Beginning of period                 $12.450     $12.390     $12.690         $12.630

                                     -----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)     0.123       0.027       0.167           0.076
Net realized and
 unrealized gain (loss) (b)            1.664       1.634       0.735           0.735
                                     -----------------------------------------------
    Total from Investment
     Operations                        1.787       1.661       0.902           0.811
                                     -----------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income            (0.098)     (0.027)     (0.198)         (0.107)
In excess of
 investment income                    (0.035)     (0.010)        ---             ---
From net realized gains               (0.664)     (0.664)     (0.944)         (0.944)
                                     -----------------------------------------------
    Total Distributions Declared
     to Shareholders                  (0.797)     (0.701)     (1.142)         (1.051)
                                     -----------------------------------------------
Net asset value -
 End of period                       $13.440     $13.350     $12.450         $12.390
                                     ===============================================
Total return (e)                      15.10 %     14.04 %      8.23 %(g)       7.43 %(g)
                                     ===============================================
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)                           1.58 %      2.33 %      1.36 %          2.11 %
Fees and expenses waived or
 borne by Advisor                       ---         ---        0.26 %(h)       0.26 %(h)
Net investment income (loss) (h)       0.96 %      0.21 %      1.40 %          0.65 %
Portfolio turnover                   125    %    125    %     74    %         74    %
Net assets at end
 of period (000)                     $19,092     $65,714     $11,501         $59,131

                                         ---         ---     $ 0.031         $ 0.031

<Fh>  The benefits derived from custody credits and directed brokerage arrangements had no impact.
<Fi>  Annualized.


----------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)

3% of the ordinary income distribution distributed by the Fund in the year ended October 31, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1998 the Fund earned $7,342,514 of long term gains of which none and $7,342,514 are 28% and 20% rate gains, respectively.
----------------------------------------------------------------------------


                            FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                     Year ended October 31
                                     ---------------------
                                             1994
                                      Class A     Class B
                                      -------     -------

Net asset value -
 Beginning of period                  $11.760     $11.720
                                      -------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)            0.170       0.077
Net realized and unrealized
 gain (b)                               0.969       0.959
                                      -------------------
    Total from Investment
     Operations                         1.139       1.036
                                      -------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.166)     (0.083)
From net realized gains                (0.043)     (0.043)
                                      -------------------
    Total Distributions Declared
     to Shareholders                   (0.209)     (0.126)
                                      -------------------
Net asset value -
 End of period                        $12.690     $12.630
                                      ===================
Total return (c)(d)                     9.76 %      8.88 %
                                      ===================
RATIOS TO AVERAGE NET ASSETS
Operating Expenses                      1.25 %      2.00 %
Fees and expenses waived or
 borne by the Advisor                   0.36 %      0.36 %
Net investment income                   1.38 %      0.63 %
Portfolio turnover                     52    %     52    %
Net assets at end
of period (000)                       $10,525     $63,139

<Fa>  Net of fees and expenses waived or borne by the Advisor which amounted to:
                                  $ 0.045      $ 0.045
<Fb>  Per share data was calculated using average shares outstanding during the period.
<Fc>  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
<Fd>  Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.



                      REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
 COLONIAL GLOBAL EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund (a series of Colonial Trust III) at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998


                         Shareholder Communications
                            to Keep You Informed

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor, Inc. Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)


                   Important Information About this Report

The Transfer Agent for Colonial Global Equity Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Global Equity Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Equity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.


                                  Trustees

Robert J. Birnbaum
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John Carberry
Senior Vice President of Liberty Financial Companies, Inc.
(formerly Managing Director, Salomon Brothers)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser
Dean, Boston College School of Management

Thomas E. Stitzel
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

(LOGO)  LIBERTY
        COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR
        Liberty Funds Distributor, Inc. (C)1998
        One Financial Center, Boston, MA  02111-2621, 1-800-426-3750
        Visit us as www.libertyfunds.com     GE-02/175G-11/98 (12/98)98/1315